EXHIBIT 10.5

                            AMENDED AND RESTATED NOTE
                            -------------------------

$100,000.00                                                        May 16, 2005
                                 (amended and restated as of February  14, 2006)


         FOR VALUE RECEIVED, the undersigned QUEST MINERALS & MINING CORP., a Utah corporation (together with its successors and assigns, the "Borrower"), hereby promises to pay to the order of PROFESSIONAL TRADERS FUND LLC, a New York limited liability company (together with its successors and assigns, the "Lender"):

                  (a) the principal amount of ONE HUNDRED THOUSAND DOLLARS ($100,000.00), evidencing the stipulated balance of the Loans made by the Lender to the Borrower pursuant to the Credit Agreement dated as of May 16, 2005 (as amended and in effect from time to time, the "Credit Agreement") by and between the Borrower and the Lender, which principal amount shall be paid from time to time in accordance with the terms of the Credit Agreement;

                  (b) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Credit Agreement; and

                  (c) any and all other amounts at any time due under this Note or otherwise due with respect to this Note under the Credit Agreement or any other Loan Documents, including, without limitation, prepayment premiums, late charges, default interest, collection costs and attorney's fees, and advances to protect the security of the Security Documents.

         The then outstanding principal balance of this Note, together with any and all unpaid interest and any and all other such amounts then due and payable, if not sooner paid in accordance with the terms of this Note and the Credit Agreement, shall be due and payable in full on the Maturity Date. This Note is an amendment, modification and restatement of that certain note dated May 16, 2005 in the aggregate principal amount of up to $500,000 made by Borrower in favor of Lender (the "Original Note") which Original Note is not being repaid or refinanced by virtue of the issuance and acceptance of this instrument. It is the intent of Borrower and Lender that the Indebtedness of this instrument shall be a continuance of the Indebtedness of the Original Note.

         All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

         The Borrower irrevocably authorizes the Lender to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The outstanding amount of the Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to the Loan shall be prima facie evidence of the principal amount of the Loan owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

         The Borrower has the right in certain circumstances and may have the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more Events of Default shall occur and be continuing, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon and other amounts due hereunder may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement. Notwithstanding the foregoing, upon an Event of Default, Lender shall have the option to convert this Note (and any accrued interest thereon may be converted, in whole or in part into such number of shares (the "Conversion Shares") of the Common Stock of the Borrower, $0.001 par value per share (the "Common Stock") equal to the quotient of (a) the sum of the total unpaid principal being converted under this Note, and the total accrued interest under this Note through the date of conversion applicable to such principal that is being converted and (b) the Conversion Price. For example, if the principal amount of this Note were $5,000 and interest had accrued in the amount of $500, then this Note would be convertible into 55,000 Conversion Shares. For the purposes of this Note, the original "Conversion Price" shall equal Fifty Cents ($0.50) and shall be subject to adjustment as set forth in the two paragraphs below. The Conversion Shares, when issued, shall be duly authorized, fully paid and nonassessable shares of Common Stock of the Borrower.

         Borrower shall not effect any conversion of this Note and no holder of this Note shall have the right to convert any portion of this Note pursuant to the preceding paragraph to the extent that after giving effect to such conversion such holder (together with such holder's affiliates) (A) would beneficially own in excess of 4.99% of the outstanding shares of the Common Stock following such conversion and (B) would have acquired, through conversion of this Note or otherwise, in excess of 4.99% of the outstanding shares of the Common Stock following such conversion during the 60-day period ending on and including such conversion date. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by a holder and its affiliates or acquired by a holder and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon
(i) conversion of the remaining, unconverted Note beneficially owned by such holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Borrower (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Notwithstanding anything to the contrary contained herein, each conversion notice submitted by a holder of this note (a "Conversion Notice") shall constitute a representation by the holder submitting such Conversion Notice that, after giving effect to such Conversion Notice, (A) the holder will not beneficially own (as determined in accordance with this paragraph) and (B) during the 60-day period ending on and including such conversion date, the holder will not have acquired, through conversion of this Note or otherwise, a number of shares of Common Stock in excess of 4.99% of the outstanding shares of Common Stock as reflected in the Borrower's most recent Form 10-QSB or Form 10-KSB, as the case may be, or more recent public press release or other public notice by the Borrower setting forth the number of shares of Common Stock outstanding, but after giving effect to conversions of this Note by such holder since the date as of which such number of outstanding shares of Common Stock was reported.

         If at any time or from time to time after the date of execution of this Amended and Restated Note (the "Execution Date") when any principal amount under this Note is outstanding, the Borrower fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), the Conversion Price shall be appropriately decreased and the number of Conversion Shares issuable to the Holder on exercise of this Note shall be increased in proportion to such increase of the aggregate total of the shares of Common Stock outstanding and shares issuable with respect to such Common Stock Equivalents. In the event that, following any adjustment pursuant to this paragraph with respect to Common Stock Equivalents, the right to acquire shares of Common Stock pursuant to such Common Stock Equivalents shall expire or be terminated unexercised, there shall be a proportionate readjustment to increase the Conversion Price and decrease the number of Conversion Shares.

         If at any time or from time to time after the Execution Date and while this Note, or any portion thereof, is outstanding, the number of shares of Common Stock is decreased by a combination (by reverse stock split or otherwise) of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately adjusted and the Holder shall receive, in lieu of the Conversion Shares issuable on such conversion immediately prior to such effective date, the Common Shares or other capital stock to which the Holder would have been entitled if the Holder had so converted this Note immediately prior thereto, all subject to successive adjustments thereafter from time to time pursuant to, and in accordance with, the provisions of this paragraph.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

         The Borrower and every endorser and guarantor of, and every other person now or otherwise liable under or in respect of, this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices (except any demands or notices expressly provided for in the Loan Documents) in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY CERTIFIED OR REGISTERED MAIL AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be signed by its duly authorized officer as of the 14th day of February 2006.


                                       QUEST MINERALS & MINING CORP.


                                       By: /s/ EUGENE CHIARAMONTE, JR.
                                           -------------------------------------
                                           Name:  Eugene Chiaramonte, Jr.
                                           Title: Vice President

----------------------------------------------------------------------------
                              Amount of
                              Principal       Balance of
               Amount          Paid or         Principal        Notation
Date           of Loan         Prepaid          Unpaid          Made By:
----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------

----------- ------------- ---------------- ---------------- ----------------